                                                             Exhibit No. EX-32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
    PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18  U.S.C.§1350,  as created by Section 906 of the  Sarbanes-Oxley
Act of  2002,  the  undersigned  officer  of  Sovereign  Exploration  Associates
International,   Inc.  (the  "Company")  hereby  certifies,  to  such  officer's knowledge, that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the year ended June 30, 2006 (the  "Report")  fully  complies  with the  requirements  of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of
1934, as amended; and

     (ii) the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated:   October 13, 2006
                                       /s/Robert D. Baca
                                       Robert D. Baca
                                       Chief Executive Officer and Chief
                                       Financial Officer